SECURITIES AND EXCHANGE COMMISSION



                         Washington, D.C.  20549



                         _______________________



                               FORM 8-K/A2



                              CURRENT REPORT






Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) October 22, 1994
                                                     ----------------





                      DIBRELL BROTHERS, INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




           VIRGINIA                  0-2912              54-0192440
- - -------------------------------   -----------    ---------------------------
(State or other jurisdiction of   (Commission          (IRS Employer
        Incorporated)             File Number)       Identification No.)





     512 Bridge Street, Danville, Virginia                  24541
    ----------------------------------------             -----------
    (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (804) 792-7511
                                                   --------------

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       The Form 8-K filed by Registrant on October 25, 1994, and the Form
       8-K/A1 filed on October 28, 1995, are amended as follows:



Item 5.     Other Events


       Effective October 22, 1994, Dibrell Brothers, Incorporated entered into an Agreement and Plan of Reorganization with Monk-Austin, Inc., pursuant to which the businesses of Dibrell and Monk-Austin will be combined. The Agreement and Plan of Reorganization was amended and restated on February 22, 1995.



Item 7.     Financial Statements and Exhibits

       (c)  Exhibits.

            2 Amended and Restated Agreement and Plan of Reorganization, dated as of February 22, 1995, by and among DiMon, Inc., Dibrell Brothers, Incorporated and Monk-Austin, Inc. (filed as Exhibit 2 to the DiMon Incorporated Form S-4 filed with the Securities and Exchange Commission February 28, 1995 and incorporated herein by reference).

            99  Press Release dated October 23, 1994 (previously filed).
































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                                   SIGNATURE




  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  DIBRELL BROTHERS, INCORPORATED
                                  (Registrant)



Date:  March 6, 1995              By:      /s/ Jerry L. Parker

                                           ________________________________

                                  Name:    Jerry L. Parker

                                           ________________________________


                                  Title:   Vice President-Controller
                                           ________________________________






























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                          EXHIBIT INDEX



Exhibit Number and Description
- - ------------------------------

2 Amended and Restated Agreement and Plan of Reorganization, dated as of February 22, 1995, by and among DiMon, Inc., Dibrell Brothers, Incorporated and Monk-Austin, Inc. (filed as Exhibit
   2 to the DiMon Incorporated Form S-4 filed with the Securities and Exchange Commission February 28, 1995 and incorporated herein by reference).


99 Press Release dated October 23, 1994, announcing the signing of the Agreement and Plan of Reorganization between Registrant and Monk-Austin, Inc. (previously filed).



































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